UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number   811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

APRIL 30, 2011 Semiannual Report to Shareholders

DWS Ultra-Short Duration Fund (formerly DWS Short Duration Fund)

Contents
4 Performance Summary
8 Information About Your Fund's Expenses
10 Portfolio Summary
11 Investment Portfolio
23 Statement of Assets and Liabilities
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Financial Highlights
32 Notes to Financial Statements
45 Summary of Management Fee Evaluation by Independent Fee Consultant
49 Account Management Resources
50 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond and loan investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Adjustable rate loans are more sensitive to interest rate changes. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Floating rate loans tend to be rated below investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. In the current market environment, mortgage backed securities are experiencing increased volatility. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2011
Average Annual Total Returns as of 4/30/11
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	0.65%	2.79%	1.90%	2.73%	2.98%
Class B	0.38%	2.02%	1.18%	1.96%	2.27%
Class C	0.28%	2.03%	1.15%	1.97%	2.25%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-2.12%	-0.04%	0.96%	2.15%	2.70%
Class B (max 4.00% CDSC)	-3.58%	-0.97%	0.55%	1.79%	2.27%
Class C (max 1.00% CDSC)	-0.71%	2.03%	1.15%	1.97%	2.25%
No Sales Charges
Class S	0.78%	3.04%	2.19%	2.97%	3.07%
Institutional Class	0.78%	3.05%	2.16%	2.95%	3.16%
Barclays Capital Corporate 1-Year Duration Index+	0.84%	1.87%	2.72%	3.67%	3.53%
Barclays Capital 1-3 Year Government/Credit Index++	0.32%	2.27%	3.36%	4.51%	4.07%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

Prior to April 15, 2011 this fund was known as DWS Short Duration Fund. The Fund's investment objective also changed at this time. All returns prior to April 15, 2011 were achieved under the previous objective and strategy.
Average Annual Total Returns as of 3/31/11 (most recent calendar quarter end)
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	2.93%	1.81%	2.70%	2.98%
Class B	2.16%	1.01%	1.94%	2.26%
Class C	2.17%	1.06%	1.94%	2.25%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	0.10%	0.87%	2.13%	2.70%
Class B (max 4.00% CDSC)	-0.83%	0.39%	1.76%	2.26%
Class C (max 1.00% CDSC)	2.17%	1.06%	1.94%	2.25%
No Sales Charges
Class S	3.29%	2.10%	2.93%	3.07%
Institutional Class	3.19%	2.07%	2.92%	3.16%
Barclays Capital Corporate 1-Year Duration Index+	1.76%	2.63%	3.70%	3.55%
Barclays Capital 1-3 Year Government/Credit Index++	2.08%	3.00%	4.48%	4.05%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 15, 2011 are 1.08%, 1.89%, 1.80%, 0.79% and 0.76% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on February 28, 2003 and for Class S shares for the period prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Ultra-Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Ultra-Short Duration Fund — Class A [] Barclays Capital Corporate 1-Year Duration Index+ [] Barclays Capital 1-3 Year Government/Credit Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Corporate 1-Year Duration Index is an unmanaged index designed to measure the performance of the short-term US corporate bond market. The index includes publicly issued US dollar-denominated corporate issues that have a remaining maturity of 1 year or less, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's and Fitch Ratings), and have $250 million or more of outstanding face value.

++ The Barclays Capital 1-3 Year Government /Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

On April 15, 2011, the Barclays Capital Corporate 1-Year Duration Index replaced the Barclays Capital 1-3 Year Government/Credit Index as the Fund's benchmark index because the Advisor believes that it more accurately reflects the Fund's current investment strategy.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 4/30/11	$9.24	$9.25	$9.23	$9.25	$9.25
10/31/10	$9.32	$9.33	$9.32	$9.33	$9.34
Distribution Information: Six Months as of 4/30/11: Income Dividends	$.15	$.12	$.12	$.16	$.16
April Income Dividend	$.0239	$.0181	$.0182	$.0259	$.0257
SEC 30-day Yield as of 4/30/11+++	2.11%	1.42%	1.42%	2.42%	2.41%
Current Annualized Distribution Rate as of 4/30/11+++	3.10%	2.35%	2.37%	3.36%	3.33%

+++ The SEC yield is net investment income per share earned over the month ended April 30, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.81%, 1.10%, 1.13%, 2.12% and 2.19% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.80%, 2.03%, 2.08%, 3.06% and 3.11% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Multi-Sector Income Funds Category as of 4/30/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	166	of	177	94
3-Year	136	of	138	98
5-Year	101	of	103	98
Class B 1-Year	172	of	177	97
3-Year	137	of	138	99
5-Year	103	of	103	100
Class C 1-Year	171	of	177	97
3-Year	138	of	138	100
5-Year	102	of	103	99
Class S 1-Year	162	of	177	92
3-Year	134	of	138	97
5-Year	97	of	103	94
Institutional Class 1-Year	161	of	177	91
3-Year	135	of	138	98
5-Year	98	of	103	95
10-Year	71	of	71	99

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2010 to April 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,006.50	$1,003.80	$1,002.80	$1,007.80	$1,007.80
Expenses Paid per $1,000*	$3.73	$7.45	$7.45	$2.49	$2.49
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,021.08	$1,017.36	$1,017.36	$1,022.32	$1,022.32
Expenses Paid per $1,000*	$3.76	$7.50	$7.50	$2.51	$2.51

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Ultra-Short Duration Fund	.75%	1.50%	1.50%	.50%	.50%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/11	10/31/10

Corporate Bonds	59%	57%
Government & Agency Obligations	14%	16%
Commercial Mortgage-Backed Securities	10%	11%
Collateralized Mortgage Obligations	7%	6%
Cash Equivalents	4%	2%
Asset-Backed	3%	5%
Mortgage-Backed Securities Pass-Throughs	2%	2%
Loan Participations and Assignments	1%	1%
	100%	100%

Quality (Excludes Securities Lending Collateral and Cash Equivalents)	4/30/11	10/31/10

US Government and Agencies	11%	12%
AAA	15%	18%
AA	9%	10%
A	20%	22%
BBB	32%	30%
Below BBB	11%	5%
Not Rated	2%	3%
	100%	100%

Interest Rate Sensitivity	4/30/11	10/31/10

Effective Maturity	3.1 years	3.1 years
Effective Duration	0.1 years	1.7 years

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation and interest rate sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011 (Unaudited)
	Principal Amount ($)	Value ($)

Corporate Bonds 56.8%
Consumer Discretionary 4.1%
AutoZone, Inc., 5.75%, 1/15/2015	540,000	599,974
Comcast Corp., 4.95%, 6/15/2016	600,000	650,771
DIRECTV Holdings LLC:
3.55%, 3/15/2015	270,000	279,516
4.75%, 10/1/2014	430,000	466,324
Fortune Brands, Inc., 6.375%, 6/15/2014	675,000	748,802
Hyundai Motor Manufacturing Czech sro, 144A, 4.5%, 4/15/2015	310,000	320,695
JC Penney Corp., Inc., 9.0%, 8/1/2012	500,000	543,750
NBCUniversal Media LLC, 144A, 3.65%, 4/30/2015	500,000	517,847
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015	1,200,000	1,344,000
Viacom, Inc., 4.375%, 9/15/2014	350,000	375,900
Wyndham Worldwide Corp., 6.0%, 12/1/2016	320,000	342,519
		6,190,098
Consumer Staples 0.9%
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 11/15/2014	770,000	856,778
Wm. Wrigley Jr. Co., 144A, 3.7%, 6/30/2014	475,000	489,918
		1,346,696
Energy 5.3%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	500,000	558,494
Canadian Natural Resources Ltd., 5.15%, 2/1/2013	620,000	662,040
Cenovus Energy, Inc., 4.5%, 9/15/2014	300,000	324,836
Devon Energy Corp., 5.625%, 1/15/2014	400,000	444,034
Enterprise Products Operating LLC:
3.2%, 2/1/2016	310,000	312,845
4.6%, 8/1/2012	480,000	499,695
Series M, 5.65%, 4/1/2013	100,000	107,915
Hess Corp., 7.0%, 2/15/2014	230,000	261,625
Husky Energy, Inc., 5.9%, 6/15/2014	340,000	378,032
KazMunayGaz National Co., 144A, 11.75%, 1/23/2015	500,000	625,000
Kinder Morgan Energy Partners LP, 5.625%, 2/15/2015	300,000	334,730
Noble Holding International Ltd., 3.45%, 8/1/2015	300,000	309,500
ONEOK Partners LP, 3.25%, 2/1/2016	720,000	726,767
Petroleos Mexicanos, 4.875%, 3/15/2015	540,000	578,340
Plains All American Pipeline LP:
3.95%, 9/15/2015	210,000	218,534
4.25%, 9/1/2012	400,000	414,577
Transocean, Inc., 4.95%, 11/15/2015	510,000	545,692
Valero Energy Corp., 4.5%, 2/1/2015	470,000	501,135
Williams Partners LP, 3.8%, 2/15/2015	200,000	209,429
		8,013,220
Financials 32.7%
Abbey National Treasury Services PLC, 144A, 3.875%, 11/10/2014	995,000	1,015,005
AEGON NV, 4.625%, 12/1/2015	620,000	652,911
AIG-FP Matched Funding, Series 2005-28, 4.43%, 3/4/2015	160,000	148,400
Akbank TAS, 144A, 5.125%, 7/22/2015	500,000	505,000
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	500,000	575,750
American Express Bank, FSB, 5.55%, 10/17/2012	650,000	689,480
American Express Credit Corp., Series D, 5.125%, 8/25/2014	540,000	589,763
American International Group, Inc., 9.0%, 12/14/2022	483,000	478,412
Anglo American Capital PLC, 144A, 9.375%, 4/8/2014	520,000	628,432
ANZ National International Ltd., 144A, 3.125%, 8/10/2015	525,000	527,700
Banco Votorantim SA, 144A, 5.25%, 2/11/2016	500,000	505,000
Bank Nederlandse Gemeenten NV, 144A, 1.75%, 10/6/2015	620,000	607,401
Bank of America Corp., Series L, 1.693%*, 1/30/2014	500,000	508,492
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/2012	312,000	331,367
Bank of Nova Scotia, 144A, 1.65%, 10/29/2015	620,000	602,269
Barclays PLC:
144A, 2.5%, 9/21/2015	560,000	547,861
Series 1, 5.0%, 9/22/2016	250,000	269,175
6.312%*, 11/10/2025	130,000	124,475
BBVA Bancomer SA, 144A, 4.5%, 3/10/2016	590,000	598,053
BNP Paribas:
3.6%, 2/23/2016	500,000	508,415
144A, 4.8%, 6/24/2015	500,000	524,735
Capital One Financial Corp., 7.375%, 5/23/2014	540,000	627,546
Citigroup, Inc.:
144A, 4.75%, 5/19/2015	269,000	284,334
6.375%, 8/12/2014	800,000	893,814
CME Group, Inc., 5.75%, 2/15/2014	445,000	494,911
CNA Financial Corp., 6.5%, 8/15/2016	540,000	604,683
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 144A, 4.2%, 5/13/2014	770,000	823,580
Credit Agricole SA, 144A, 3.5%, 4/13/2015	470,000	481,573
Credit Suisse New York, 5.5%, 5/1/2014	820,000	907,396
Daimler Finance North America LLC, 6.5%, 11/15/2013	800,000	895,610
Deutsche Telekom International Finance BV:
144A, 3.125%, 4/11/2016	500,000	505,708
4.875%, 7/8/2014	770,000	838,928
Duke Realty LP, (REIT), 7.375%, 2/15/2015	140,000	159,917
E*TRADE Financial Corp., 7.875%, 12/1/2015	1,000,000	1,030,000
Encana Holdings Finance Corp., 5.8%, 5/1/2014	520,000	580,396
Export-Import Bank of Korea, 4.125%, 9/9/2015	357,000	371,247
General Electric Capital Corp.:
3.5%, 6/29/2015	500,000	519,793
Series A, 3.75%, 11/14/2014	545,000	573,795
5.0%, 5/15/2016	400,000	420,287
Hartford Financial Services Group, Inc., 4.0%, 3/30/2015	440,000	452,284
Health Care REIT, Inc., (REIT), 3.625%, 3/15/2016	425,000	425,684
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014	520,000	584,695
Host Hotels & Resorts LP, (REIT), 6.875%, 11/1/2014	400,000	413,000
HSBC Finance Corp., 5.25%, 1/15/2014	800,000	860,133
Hyundai Capital Services, Inc., 144A, 6.0%, 5/5/2015	500,000	546,604
Iberdrola Finance Ireland Ltd., 144A, 3.8%, 9/11/2014	320,000	328,562
ING Bank NV, 144A, 1.36%*, 3/15/2013	1,000,000	1,002,064
Intesa Sanpaolo SpA:
144A, 2.713%*, 2/24/2014	350,000	358,707
144A, 3.625%, 8/12/2015	1,000,000	999,567
JPMorgan Chase & Co., 4.65%, 6/1/2014	800,000	863,247
KeyCorp, Series H, 6.5%, 5/14/2013	335,000	366,363
Lincoln National Corp.:
4.3%, 6/15/2015	335,000	353,533
6.2%, 12/15/2011	648,000	669,587
Lloyds TSB Bank PLC, 144A, 4.375%, 1/12/2015	690,000	713,473
Lukoil International Finance BV, 144A, 6.375%, 11/5/2014	500,000	546,900
Manulife Financial Corp., 3.4%, 9/17/2015	1,000,000	1,021,596
Merrill Lynch & Co., Inc., Series B, 5.3%, 9/30/2015	600,000	647,924
Morgan Stanley:
3.8%, 4/29/2016	380,000	381,336
6.0%, 5/13/2014	320,000	350,440
National Agricultural Cooperative Federation, 144A, 4.25%, 1/28/2016	280,000	288,027
Nomura Holdings, Inc., 5.0%, 3/4/2015	155,000	162,160
PC Financial Partnership, 5.0%, 11/15/2014	800,000	871,277
Pricoa Global Funding I, 144A, 5.45%, 6/11/2014	445,000	485,933
Principal Financial Group, Inc., 7.875%, 5/15/2014	770,000	893,967
Prudential Financial, Inc.:
Series D, 3.625%, 9/17/2012	230,000	237,176
6.2%, 1/15/2015	230,000	256,577
RCI Banque SA, 144A, 4.6%, 4/12/2016	560,000	569,009
Rio Tinto Finance (USA) Ltd., 8.95%, 5/1/2014	1,240,000	1,501,345
Royal Bank of Canada, 144A, 3.125%, 4/14/2015	620,000	641,668
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014	870,000	919,990
Santander US Debt SA Unipersonal:
144A, 2.485%, 1/18/2013	770,000	767,205
144A, 3.724%, 1/20/2015	400,000	399,832
Shinhan Bank, 144A, 4.125%, 10/4/2016	500,000	505,798
Societe Generale, 144A, 3.1%, 9/14/2015	905,000	909,206
Standard Chartered PLC, 144A, 3.85%, 4/27/2015	135,000	140,381
SunTrust Banks, Inc., 3.6%, 4/15/2016	325,000	329,190
Telecom Italia Capital SA:
4.95%, 9/30/2014	195,000	205,568
5.25%, 11/15/2013	400,000	426,068
6.175%, 6/18/2014	510,000	556,226
The Goldman Sachs Group, Inc.:
3.7%, 8/1/2015	185,000	189,611
5.125%, 1/15/2015	470,000	509,140
6.0%, 5/1/2014	230,000	254,154
Tyco International Finance SA, 4.125%, 10/15/2014	160,000	171,077
Ventas Realty LP, (REIT), 3.125%, 11/30/2015	195,000	192,947
Verizon Wireless Capital LLC, 3.75%, 5/20/2011	380,000	380,521
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016	1,000,000	1,146,250
Wells Fargo & Co.:
3.625%, 4/15/2015	340,000	356,527
Series I, 3.75%, 10/1/2014	320,000	338,786
Woori Bank, 144A, 4.5%, 10/7/2015	805,000	831,875
		49,274,804
Health Care 1.1%
CareFusion Corp., 4.125%, 8/1/2012	110,000	113,444
Genzyme Corp., 3.625%, 6/15/2015	310,000	325,531
Life Technologies Corp.:
3.375%, 3/1/2013	450,000	463,432
4.4%, 3/1/2015	150,000	158,434
Quest Diagnostics, Inc., 3.2%, 4/1/2016	130,000	131,057
Watson Pharmaceuticals, Inc., 5.0%, 8/15/2014	390,000	422,557
		1,614,455
Industrials 1.4%
BAE Systems Holdings, Inc., 144A, 4.95%, 6/1/2014	385,000	412,164
Burlington Northern Santa Fe LLC, 7.0%, 2/1/2014	1,250,000	1,427,250
Ingersoll-Rand Global Holding Co., Ltd., 9.5%, 4/15/2014	269,000	323,909
		2,163,323
Information Technology 0.3%
Motorola Solutions, Inc., 5.375%, 11/15/2012	400,000	421,036
Materials 1.7%
Airgas, Inc., 2.85%, 10/1/2013	370,000	378,406
Dow Chemical Co.:
4.85%, 8/15/2012	250,000	261,630
5.9%, 2/15/2015	930,000	1,045,775
Eastman Chemical Co., 3.0%, 12/15/2015	420,000	421,793
Hyundai Steel Co., 144A, 4.625%, 4/21/2016	500,000	509,745
		2,617,349
Telecommunication Services 4.7%
America Movil SAB de CV, 3.625%, 3/30/2015	300,000	312,195
American Tower Corp., 4.625%, 4/1/2015	350,000	368,709
CC Holdings GS V, LLC, 144A, 7.75%, 5/1/2017	190,000	209,950
Crown Castle Towers LLC, 144A, 3.214%, 8/15/2015	360,000	362,583
France Telecom SA, 4.375%, 7/8/2014	900,000	972,552
Frontier Communications Corp., 6.625%, 3/15/2015	1,400,000	1,454,250
Qwest Corp., 7.5%, 10/1/2014	840,000	951,300
Telefonica Emisiones SAU, 6.421%, 6/20/2016	1,620,000	1,825,293
Verizon Communications, Inc., 3.0%, 4/1/2016	625,000	630,828
		7,087,660
Utilities 4.6%
Ameren Corp., 8.875%, 5/15/2014	202,000	234,190
Centrais Eletricas Brasileiras SA, 144A, 7.75%, 11/30/2015	500,000	580,000
Consolidated Edison Co. of New York, 5.55%, 4/1/2014	780,000	861,219
Consumers Energy Co., Series J, 6.0%, 2/15/2014	730,000	813,715
DTE Energy Co., 7.625%, 5/15/2014	290,000	334,907
Duke Energy Corp., 6.3%, 2/1/2014	540,000	603,855
FirstEnergy Solutions Corp., 4.8%, 2/15/2015	410,000	434,892
Florida Power Corp., 4.8%, 3/1/2013	900,000	955,385
Korea Electric Power Corp., 144A, 3.0%, 10/5/2015	600,000	590,581
Korea Hydro & Nuclear Power Co. Ltd., 144A, 3.125%, 9/16/2015	215,000	212,485
Majapahit Holding BV, 144A, 7.75%, 10/17/2016	500,000	573,750
Ras Laffan Liquefied Natural Gas Co., Ltd. III, 144A, 5.5%, 9/30/2014	600,000	651,340
		6,846,319
Total Corporate Bonds (Cost $81,751,803)		85,574,960

Mortgage-Backed Securities Pass-Throughs 1.8%
Federal Home Loan Mortgage Corp., 7.0%, 3/1/2013	3,320	3,421
Federal National Mortgage Association:
4.5%, 4/1/2023	438,864	464,990
5.16%*, 9/1/2038	667,647	714,382
7.0%, 4/1/2038	174,440	197,111
Government National Mortgage Association:
6.5%, with various maturities from 8/20/2034 until 2/20/2039	1,073,640	1,195,353
7.0%, with various maturities from 6/20/2038 until 10/20/2038	63,237	71,681
Total Mortgage-Backed Securities Pass-Throughs (Cost $2,500,266)		2,646,938

Asset-Backed 2.8%
Automobile Receivables 0.9%
CPS Auto Trust, "A4", Series 2007-B, 144A, 5.6%, 1/15/2014	332,214	338,658
Santander Drive Auto Receivables Trust, "A2", Series 2010-2, 0.95%, 8/15/2013	414,223	414,666
Triad Auto Receivables Owner Trust, "A4B", Series 2007-B, 1.427%*, 7/14/2014	600,000	603,327
		1,356,651
Credit Card Receivables 1.0%
Citibank Omni Master Trust:
"A17", Series 2009-A17, 144A, 4.9%, 11/15/2018	294,000	317,314
"A13", Series 2009-A13, 144A, 5.35%, 8/15/2018	326,000	356,174
Discover Card Master Trust, "A2", Series 2007-A2, 0.65%*, 6/15/2015	500,000	500,723
MBNA Credit Card Master Note Trust, "C1", Series 2006-C1, 0.639%*, 7/15/2015	300,000	296,541
		1,470,752
Home Equity Loans 0.9%
Credit-Based Asset Servicing and Securitization LLC, "A2A", Series 2007-CB2, 4.588%*, 2/25/2037	140,504	137,211
Household Home Equity Loan Trust, "A2F", Series 2006-4, 5.32%, 3/20/2036	122,748	122,722
PennyMac Loan Trust, "A", Series 2010-NPL1, 144A, 4.25%*, 5/25/2050	303,799	302,987
Renaissance Home Equity Loan Trust:
"AF3", Series 2005-2, 4.499%, 8/25/2035	194,613	194,083
"AF1", Series 2006-4, 5.545%, 1/25/2037	65,864	64,816
"AF2", Series 2006-3, 5.58%, 11/25/2036	351,201	261,228
"AF1", Series 2007-2, 5.893%, 6/25/2037	361,617	270,323
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	28,131	19,193
Structured Asset Securities Corp., "1A2B", Series 2005-7XS, 5.27%, 4/25/2035	77,790	78,154
		1,450,717
Total Asset-Backed (Cost $4,458,939)		4,278,120

Commercial Mortgage-Backed Securities 9.3%
Bear Stearns Commercial Mortgage Securities, Inc.:
"A1", Series 2002-PBW1, 3.97%, 11/11/2035	35,008	35,026
"A1", Series 2002-TOP8, 4.06%, 8/15/2038	120,189	120,793
"A3", Series 2005-PWR7, 5.116%, 2/11/2041	710,000	765,803
"A4", Series 2005-PW10, 5.405%, 12/11/2040	1,000,000	1,090,734
"A2", Series 2001-TOP2, 6.48%, 2/15/2035	28,940	28,933
CS First Boston Mortgage Securities Corp.:
"A6", Series 2004-C4, 4.691%, 10/15/2039	620,000	662,414
"A4", Series 2005-C1, 5.014%, 2/15/2038	620,000	664,322
"A4", Series 2001-CP4, 6.18%, 12/15/2035	63,651	63,628
"H", Series 2002-CKP1, 144A, 7.426%*, 12/15/2035	350,000	352,568
GE Capital Commercial Mortgage Corp., "A4", Series 2004-C3, 5.189%, 7/10/2039	650,000	701,128
Greenwich Capital Commercial Funding Corp.:
"A2", Series 2005-GG5, 5.117%, 4/10/2037	744,051	751,373
"A2", Series 2007-GG9, 5.381%, 3/10/2039	1,345,465	1,373,147
"AAB", Series 2007-GG9, 5.441%, 3/10/2039	400,000	424,622
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2005-LDP1, 4.625%, 3/15/2046	110,670	112,157
"A2", Series 2002-C1, 4.914%, 7/12/2037	49,903	50,070
"A4", Series 2006-CB14, 5.481%, 12/12/2044	620,000	673,449
"A4", Series 2006-LDP7, 6.061%*, 4/15/2045	620,000	689,218
LB-UBS Commercial Mortgage Trust:
"A2", Series 2003-C7, 4.064%, 9/15/2027	313,661	313,846
"A3", Series 2002-C4, 4.071%, 9/15/2026	145,888	148,134
"A4", Series 2005-C5, 4.954%, 9/15/2030	720,000	776,771
"AM", Series 2005-C5, 5.017%, 9/15/2040	620,000	656,430
Merrill Lynch Mortgage Trust, "A5", Series 2004-BPC1, 4.855%, 10/12/2041	620,000	666,702
Morgan Stanley Capital I:
"A4B", Series 2005-IQ10, 5.284%, 9/15/2042	620,000	663,657
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	900,000	918,304
Prudential Securities Secured Financing Corp., "F", Series 1999-C2, 7.597%*, 6/16/2031	13,319	13,304
Wachovia Bank Commercial Mortgage Trust:
"A2", Series 2005-C17, 4.782%, 3/15/2042	606,740	606,831
"A4", Series 2005-C22, 5.446%*, 12/15/2044	620,000	676,777
Total Commercial Mortgage-Backed Securities (Cost $13,637,378)		14,000,141

Collateralized Mortgage Obligations 6.7%
American Home Mortgage Assets, "A5", Series 2007-4, 0.403%*, 8/25/2037	454,397	438,975
Banc of America Mortgage Securities, "1A1O", Series 2005-4, 5.25%, 5/25/2035	43,192	43,078
Citicorp Mortgage Securities, Inc.:
"1A1", Series 2005-7, 5.5%, 10/25/2035	200,636	201,372
"1A2", Series 2006-5, 6.0%, 10/25/2036	153,945	153,435
Countrywide Alternative Loan Trust:
"2A1", Series 2004-28CB, 5.0%, 1/25/2035	16,237	16,250
"3A3", Series 2005-20CB, 5.5%, 7/25/2035	120,471	119,896
"A4", Series 2002-11, 6.25%, 10/25/2032	9,695	9,677
Countrywide Home Loans, "5A1", Series 2005-HY10, 5.315%*, 2/20/2036	549,067	419,916
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.761%*, 2/25/2048	215,880	216,365
Federal Home Loan Mortgage Corp.:
"DA", Series 3598, 2.75%, 11/15/2014	532,060	537,992
"QP", Series 3149, 5.0%, 10/15/2031	410,809	415,517
"AB", Series 3197, 5.5%, 8/15/2013	145,258	147,202
"PA", Series 3283, 5.5%, 7/15/2036	585,342	619,997
"LA", Series 1343, 8.0%, 8/15/2022	146,041	170,315
"PK", Series 1751, 8.0%, 9/15/2024	453,324	533,029
Federal National Mortgage Association:
"EI", Series 2010-41, Interest Only, 4.0%, 3/25/2024	2,904,774	275,802
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024	1,408,818	132,826
"SA", Series 2003-30, Interest Only, 7.437%**, 10/25/2017	2,343,872	153,912
Government National Mortgage Association:
"CI", Series 2009-29, Interest Only, 4.5%, 4/20/2034	876,681	92,685
"IM", Series 2010-23, Interest Only, 4.5%, 2/20/2038	740,648	114,774
"YI", Series 2009-118, Interest Only, 4.5%, 5/20/2038	2,908,348	561,923
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	2,958,695	467,660
GSR Mortgage Loan Trust, "2A2", Series 2006-AR1, 2.809%*, 1/25/2036	227,103	218,069
Lehman Mortgage Trust, "2A2", Series 2006-2, 5.75%, 4/25/2036	337,975	339,584
MLCC Mortgage Investors, Inc., "1A", Series 2004-1, 2.261%*, 12/25/2034	136,591	122,252
Residential Accredit Loans, Inc., "A6", Series 2002-QS19, 5.125%, 12/25/2032	216,654	222,176
Residential Asset Mortgage Products, Inc., "A4", Series 2004-SL4, 7.0%, 7/25/2032	433,366	447,212
Structured Asset Securities Corp., "2A16", Series 2005-6, 5.5%, 5/25/2035	14,585	14,565
Washington Mutual Mortgage Pass-Through Certificates Trust, "A5", Series 2005-AR5, 2.667%*, 5/25/2035	1,000,000	914,690
Waterfall Victoria Mortgage Trust, "A", Series 2010-1, 144A, 5.0%, 10/20/2056	401,510	400,566
Wells Fargo Mortgage Backed Securities Trust:
"1A1", Series 2005-9, 4.75%, 10/25/2035	104,547	104,962
"A7", Series 2004-L, 4.757%*, 7/25/2034	354,094	358,852
"A7", Series 2003-2, 5.25%, 2/25/2018	329,712	340,239
"2A6", Series 2005-11, 5.5%, 11/25/2035	730,618	738,009
Total Collateralized Mortgage Obligations (Cost $10,199,756)		10,063,774

Government & Agency Obligations 13.8%
Other Government Related (a) 4.1%
BRFkredit AS, 144A, 2.05%, 4/15/2013	890,000	909,658
Citibank NA, FDIC Guaranteed, 1.75%, 12/28/2012	1,500,000	1,530,096
Dexia Credit Local, 144A, 2.75%, 1/10/2014	500,000	502,270
Eksportfinans ASA, 3.0%, 11/17/2014	500,000	520,377
FIH Erhvervsbank AS, 144A, 2.0%, 6/12/2013	535,000	545,633
Governor & Co. of the Bank of Ireland, 144A, 2.75%, 3/2/2012	680,000	645,217
International Bank for Reconstruction & Development, 5.25%, 4/9/2025	370,000	355,755
Korea National Oil Corp., 144A, 5.375%, 7/30/2014	300,000	324,008
Qatari Diar Finance QSC, 144A, 3.5%, 7/21/2015	880,000	895,400
		6,228,414
Sovereign Bonds 2.7%
Kommunalbanken AS, 144A, 2.75%, 5/5/2015	520,000	537,263
Korea Housing Finance Corp., 144A, 4.125%, 12/15/2015	620,000	638,091
Province of Ontario, Canada, 0.463%*, 11/19/2012	300,000	300,230
Republic of Italy, 2.125%, 10/5/2012	500,000	507,459
Republic of Lithuania, 144A, 6.75%, 1/15/2015	1,000,000	1,110,810
Republic of Poland, 3.875%, 7/16/2015	440,000	448,531
Republic of Venezuela, 8.5%, 10/8/2014	500,000	472,500
		4,014,884
US Government Sponsored Agency 0.2%
Federal Farm Credit Bank, 1.75%, 2/21/2013	310,000	315,774
US Treasury Obligations 6.8%
US Treasury Bill, 0.135%***, 9/15/2011 (b)	557,000	556,849
US Treasury Notes:
0.5%, 11/30/2012 (c)	1,000,000	1,001,016
0.5%, 11/15/2013 (c)	1,000,000	991,875
0.875%, 2/29/2012	1,900,000	1,910,545
1.0%, 1/15/2014	1,115,000	1,118,048
1.25%, 8/31/2015	1,500,000	1,473,164
1.25%, 9/30/2015	390,000	382,230
1.875%, 6/30/2015	775,000	783,719
2.125%, 12/31/2015	600,000	607,875
2.5%, 3/31/2015	1,300,000	1,351,285
4.25%, 8/15/2013	100,000	108,094
		10,284,700
Total Government & Agency Obligations (Cost $20,725,698)		20,843,772

Loan Participations and Assignments 1.2%
Sovereign Loans
Gazprom, 144A, 8.125%, 7/31/2014	440,000	504,636
OJSC Russian Agricultural Bank:
144A, 7.125%, 1/14/2014	240,000	260,400
Series 1, 144A, 7.175%, 5/16/2013	381,000	414,109
VTB Bank, 144A, 6.465%, 3/4/2015	620,000	661,850
Total Loan Participations and Assignments (Cost $1,754,210)		1,840,995

Municipal Bonds and Notes 0.4%
California, State General Obligation, Series 3, 5.65%, Mandatory Put 4/1/2013 @ 100, 4/1/2039 (d)	240,000	254,796
Illinois, State General Obligation, 3.321%, 1/1/2013 (d)	390,000	396,228
Total Municipal Bonds and Notes (Cost $630,996)		651,024

	Shares	Value ($)

Securities Lending Collateral 1.2%
Daily Assets Fund Institutional, 0.18% (e) (f) (Cost $1,858,389)	1,858,389	1,858,389

Cash Equivalents 4.3%
Central Cash Management Fund, 0.14% (e) (Cost $6,417,017)	6,417,017	6,417,017

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $143,934,452)+	98.3	148,175,130
Other Assets and Liabilities, Net	1.7	2,517,433
Net Assets	100.0	150,692,563

* These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** These securities are shown at their current rate as of April 30, 2011.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $143,934,452. At April 30, 2011, net unrealized appreciation for all securities based on tax cost was $4,240,678. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,049,784 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $809,106.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) At April 30, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2011 amounted to $1,818,399, which is 1.2% of net assets.

(d) Taxable issue.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

FSB: Federal Savings Bank

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At April 30, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
5-Year US Treasury Note	USD	6/30/2011	475	56,272,656	(698,109)

Currency Abbreviation
USD United States Dollar

At April 30, 2011, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (h)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (g)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
12/20/2010 3/20/2016	500,000	1	1.0%	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BBB-	(2,098)	(227)	(1,871)
6/22/2009 9/20/2014	1,000,000	2	5.0%	MetLife, Inc., 5.0%, 6/15/2015, A-	142,240	(15,948)	158,188
Total net unrealized appreciation							156,317

(g) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

At April 30, 2011, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
10/12/2011 10/12/2012	30,000,000	3	Fixed — 0.7%	Floating — LIBOR	(22,046)	1,209	(23,255)
10/12/2011 10/12/2015	25,000,000	4	Fixed — 1.7%	Floating — LIBOR	404,384	(14,134)	418,518
10/28/2010 10/28/2025	300,000	1	Floating — LIBOR	Floating — 4.154%++	(5,135)	—	(5,135)
11/1/2010 11/1/2025	390,000	5	Floating — LIBOR	Floating — 4.154%++	(14,873)	—	(14,873)
11/12/2010 11/12/2025	600,000	1	Floating — LIBOR	Floating — 4.312%++	2,171	—	2,171
11/15/2010 11/15/2025	600,000	5	Floating — LIBOR	Floating — 4.613%++	(25,269)	—	(25,269)
11/16/2010 11/16/2025	300,000	1	Floating — LIBOR	Floating — 4.614%++	3,810	—	3,810
11/19/2010 11/19/2025	300,000	5	Floating — LIBOR	Floating — 4.812%++	(11,436)	—	(11,436)
11/23/2010 11/23/2025	150,000	1	Floating — LIBOR	Floating — 4.862%++	2,845	—	2,845
Total net unrealized appreciation							347,376

++ These interest rate swaps are shown at their current rate as of April 30, 2011.

At April 30, 2011, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
4/26/2011 5/31/2011	11,700,000	5	1.0%	Barclays Commodities Producers Currency Index	140,742	—	140,742
5/28/2010 6/1/2012	6,200,000	6	1.0%	Citi Global Interest Rate Strategy Index	70,517	4,133	66,384
4/26/2011 4/26/2012	2,400,000	7	1.0%	BNP Paribas BPSTAR Enhanced Momentum Index	4,576	—	4,576
Total unrealized appreciation							211,702

Counterparties: 1 Morgan Stanley 2 JPMorgan Chase Securities, Inc. 3 The Goldman Sachs & Co. 4 Bank of America 5 Barclays Bank PLC 6 Citigroup, Inc. 7 BNP Paribas LIBOR: London InterBank Offered Rate

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts and total return swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$85,302,085	$272,875	$85,574,960
Mortgage-Backed Securities Pass-Throughs	—	2,646,938	—	2,646,938
Asset-Backed	—	4,278,120	—	4,278,120
Commercial Mortgage-Backed Securities	—	14,000,141	—	14,000,141
Collateralized Mortgage Obligations	—	10,063,774	—	10,063,774
Government & Agency Obligations	—	20,488,017	355,755	20,843,772
Loan Participations and Assignments	—	1,840,995	—	1,840,995
Municipal Bonds and Notes	—	651,024	—	651,024
Short-Term Investments	8,275,406	—	—	8,275,406
Derivatives (j)	—	797,234	—	797,234
Total	$8,275,406	$140,068,328	$628,630	$148,972,364

Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (j)	$(698,109)	$(81,839)	$—	$(779,948)
Total	$(698,109)	$(81,839)	$—	$(779,948)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the period ended April 30, 2011.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open credit default swap contracts, interest rate swap contracts and total return swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds	Government & Agency Obligations	Total
Balance as of October 31, 2010	$786,550	$867,330	$1,653,880
Realized gain (loss)	245	2,982	3,227
Change in unrealized appreciation (depreciation)	(14,252)	(14,586)	(28,838)
Amortization premium/discount	332	29	361
Net purchases (sales)	(500,000)	(500,000)	(1,000,000)
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of April 30, 2011	$272,875	$355,755	$628,630
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2011	$(14,257)	$(13,875)	$(28,132)

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $135,659,046) — including $1,818,399 of securities loaned	$139,899,724
Investment in Daily Assets Fund Institutional (cost $1,858,389)*	1,858,389
Investment in Central Cash Management Fund (cost $6,417,017)	6,417,017
Total investments in securities, at value (cost $143,934,452)	148,175,130
Cash	1,726,134
Deposits from broker for swap contracts	750,000
Receivable for investments sold	4,810,287
Receivable for Fund shares sold	1,504,506
Interest receivable	1,436,823
Unrealized appreciation on swap contracts	797,234
Upfront payments paid on swap contracts	5,342
Foreign taxes recoverable	4,276
Due from Advisor	3,781
Other assets	51,304
Total assets	159,264,817
Liabilities
Payable upon return of securities loaned	1,858,389
Payable for investments purchased	5,091,449
Payable for Fund shares redeemed	407,089
Payable for daily variation margin on futures contracts	55,670
Payable upon return of deposit for swap contracts	750,000
Upfront payments received on swaps	30,309
Distributions payable	62,336
Unrealized depreciation on swap contracts	81,839
Accrued management fee	160,053
Other accrued expenses and payables	75,120
Total liabilities	8,572,254
Net assets, at value	$150,692,563

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (Unaudited) (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(273,661)
Net unrealized appreciation (depreciation) on: Investments	4,240,678
Futures	(698,109)
Swap contracts	715,395
Accumulated net realized gain (loss)	(21,932,867)
Paid-in capital	168,641,127
Net assets, at value	$150,692,563
Net Asset Value
Class A Net Asset Value and redemption price per share ($96,702,528 ÷ 10,464,117 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$9.24
Maximum offering price per share (100 ÷ 97.25 of $9.24)	$9.50
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,494,779 ÷ 269,813 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$9.25
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($24,797,948 ÷ 2,685,495 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$9.23
Class S Net Asset Value, offering and redemption price per share ($14,518,799 ÷ 1,569,364 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$9.25
Institutional Class Net Asset Value, offering and redemption price per share ($12,178,509 ÷ 1,316,124 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$9.25

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2011 (Unaudited)
Investment Income
Income: Interest	$2,973,632
Income distributions — Central Cash Management Fund	1,641
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	488
Total income	2,975,761
Expenses: Management fee	303,836
Administration fee	75,959
Services to shareholders	116,655
Distribution and service fees	264,787
Custodian fee	5,248
Professional fees	40,487
Trustees' fees and expenses	3,589
Reports to shareholders	28,274
Registration fees	33,042
Other	20,814
Total expenses before expense reductions	892,691
Expense reductions	(246,580)
Total expenses after expense reductions	646,111
Net investment income	2,329,650
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	910,622
Futures	402,960
Swap contracts	61,542
1,375,124
Change in net unrealized appreciation (depreciation) on: Investments	(2,681,268)
Futures	(698,109)
Swap contracts	585,965
(2,793,412)
Net gain (loss)	(1,418,288)
Net increase (decrease) in net assets resulting from operations	$911,362

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations: Net investment income	$2,329,650	$5,188,237
Net realized gain (loss)	1,375,124	(1,172,821)
Change in net unrealized appreciation (depreciation)	(2,793,412)	2,962,418
Net increase (decrease) in net assets resulting from operations	911,362	6,977,834
Distributions to shareholders from: Net investment income: Class A	(1,628,150)	(3,750,178)
Class B	(34,423)	(96,750)
Class C	(321,641)	(716,908)
Class S	(198,276)	(309,698)
Institutional Class	(222,043)	(403,955)
Total distributions	(2,404,533)	(5,277,489)
Fund share transactions: Proceeds from shares sold	25,763,428	60,193,316
Reinvestment of distributions	2,101,592	4,531,425
Payments for shares redeemed	(39,245,545)	(67,099,298)
Net increase (decrease) in net assets from Fund share transactions	(11,380,525)	(2,374,557)
Increase (decrease) in net assets	(12,873,696)	(674,212)
Net assets at beginning of period	163,566,259	164,240,471
Net assets at end of period (including accumulated distributions in excess of net investment income of $273,661 and $198,778, respectively)	$150,692,563	$163,566,259

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended October 31,	2011	a	2010	2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$9.32		$9.23	$9.00	$9.91	$9.91		$9.89
Income (loss) from investment operations: Net investment incomeb	.15		.31	.35	.41	.43		.41
Net realized and unrealized gain (loss)	(.08)		.09	.23	(.90)	.00	***	.02
Total from investment operations	.07		.40	.58	(.49)	.43		.43
Less distributions from: Net investment income	(.15)		(.31)	(.35)	(.42)	(.43)		(.41)
Net asset value, end of period	$9.24		$9.32	$9.23	$9.00	$9.91		$9.91
Total Return (%)c,d	.65	**	4.50	6.62	(5.19)	4.41		4.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	97		106	119	135	86		63
Ratio of expenses before expense reductions (%)	1.09	*	1.08	1.10	.95	1.14		1.03
Ratio of expenses after expense reductions (%)	.75	*	.75	.70	.70	.70		.58
Ratio of net investment income (%)	3.17	*	3.28	3.91	4.22	4.31		4.16
Portfolio turnover rate (%)	35	**	101	177	181	230		198
a For the six months ended April 30, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2011	a	2010	2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$9.33		$9.23	$9.00	$9.91	$9.91		$9.89
Income (loss) from investment operations: Net investment incomeb	.12		.24	.28	.34	.35		.35
Net realized and unrealized gain (loss)	(.08)		.10	.23	(.91)	.00	***	.02
Total from investment operations	.04		.34	.51	(.57)	.35		.37
Less distributions from: Net investment income	(.12)		(.24)	(.28)	(.34)	(.35)		(.35)
Net asset value, end of period	$9.25		$9.33	$9.23	$9.00	$9.91		$9.91
Total Return (%)c,d	.38	**	3.72	5.83	(5.91)	3.60		3.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		3	4	6	6		8
Ratio of expenses before expense reductions (%)	1.91	*	1.89	1.89	1.84	1.90		1.77
Ratio of expenses after expense reductions (%)	1.50	*	1.50	1.45	1.45	1.45		1.19
Ratio of net investment income (%)	2.42	*	2.53	3.16	3.47	3.56		3.55
Portfolio turnover rate (%)	35	**	101	177	181	230		198
a For the six months ended April 30, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2011	a	2010	2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$9.32		$9.22	$8.99	$9.90	$9.90		$9.88
Income (loss) from investment operations: Net investment incomeb	.12		.24	.28	.34	.35		.35
Net realized and unrealized gain (loss)	(.09)		.10	.23	(.91)	.00	***	.02
Total from investment operations	.03		.34	.51	(.57)	.35		.37
Less distributions from: Net investment income	(.12)		(.24)	(.28)	(.34)	(.35)		(.35)
Net asset value, end of period	$9.23		$9.32	$9.22	$8.99	$9.90		$9.90
Total Return (%)c,d	.28	**	3.73	5.85	(5.92)	3.61		3.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25		27	26	21	21		24
Ratio of expenses before expense reductions (%)	1.80	*	1.80	1.81	1.74	1.87		1.79
Ratio of expenses after expense reductions (%)	1.50	*	1.50	1.46	1.45	1.45		1.19
Ratio of net investment income (%)	2.42	*	2.53	3.16	3.47	3.56		3.55
Portfolio turnover rate (%)	35	**	101	177	181	230		198
a For the six months ended April 30, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2011	a	2010	2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$9.33		$9.24	$9.00	$9.91	$9.91		$9.89
Income (loss) from investment operations: Net investment incomeb	.16		.33	.37	.43	.45		.40
Net realized and unrealized gain (loss)	(.08)		.09	.24	(.90)	.00	***	.01
Total from investment operations	.08		.42	.61	(.47)	.45		.41
Less distributions from: Net investment income	(.16)		(.33)	(.37)	(.44)	(.45)		(.39)
Net asset value, end of period	$9.25		$9.33	$9.24	$9.00	$9.91		$9.91
Total Return (%)c	.78	**	4.75	7.01	(4.96)	4.67		4.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15		12	7	4	1		.6
Ratio of expenses before expense reductions (%)	.78	*	.79	.77	.75	1.15		.98
Ratio of expenses after expense reductions (%)	.50	*	.50	.46	.45	.45		.71
Ratio of net investment income (%)	3.42	*	3.53	4.16	4.47	4.56		4.03
Portfolio turnover rate (%)	35	**	101	177	181	230		198
a For the six months ended April 30, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2011	a	2010	2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$9.34		$9.24	$9.01	$9.92	$9.92		$9.90
Income (loss) from investment operations: Net investment incomeb	.16		.33	.37	.43	.45		.41
Net realized and unrealized gain (loss)	(.09)		.10	.23	(.90)	.00	***	.02
Total from investment operations	.07		.43	.60	(.47)	.45		.43
Less distributions from: Net investment income	(.16)		(.33)	(.37)	(.44)	(.45)		(.41)
Net asset value, end of period	$9.25		$9.34	$9.24	$9.01	$9.92		$9.92
Total Return (%)c	.78	**	4.76	6.90	(4.95)	4.64		4.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12		15	9	11	18		19
Ratio of expenses before expense reductions (%)	.78	*	.76	.76	.68	.82		.77
Ratio of expenses after expense reductions (%)	.50	*	.50	.45	.45	.45		.56
Ratio of net investment income (%)	3.42	*	3.53	4.17	4.47	4.56		4.18
Portfolio turnover rate (%)	35	**	101	177	181	230		198
a For the six months ended April 30, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Ultra-Short Duration Fund (formerly DWS Short Duration Fund) (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS Short Duration Fund, a series of DWS Advisor Funds (the "Predecessor Fund"). On February 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to DWS Income Trust, while maintaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to February 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $23,308,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2012 ($83,000), October 31, 2013 ($1,646,000), October 31, 2014 ($1,157,000), October 31, 2015 ($190,000), October 31, 2016 ($2,167,000), October 31, 2017 ($17,224,000) and October 31, 2018 ($841,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Interest Rate Swap Contracts. For the six months ended April 30, 2011, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of April 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2011, the Fund invested in interest rate swap contracts with a total notional amount generally indicative of a range from $57,640,000 to $107,640,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the six months ended April 30, 2011, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund also buys credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of April 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2011, the Fund invested in credit default swap contracts purchased with a total notional amount generally indicative of a range from $0 to $2,500,000, and the investment in credit default swap contracts sold had a total contract value generally indicative of a range from $1,470,000 to $1,500,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the six months ended April 30, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of April 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2011, the Fund's investment in total return swap contracts had a total notional amount generally indicative of a range from $6,200,000 to $20,300,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2011, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $74,524,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $56,273,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Swap Contracts
Interest Rate Contracts (a)	$498,304
Credit Contracts (a)	158,188
Foreign Exchange Contracts (a)	140,742
$797,234

Each of the above derivatives is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open swap contracts
Liability Derivatives	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a) (b)	$(698,109)	$(79,968)	$(778,077)
Credit Contracts (b)	—	(1,871)	(1,871)
	$(698,109)	$(81,839)	$(779,948)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on open swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$70,150	$402,960	$473,110
Credit Contracts (a)	(8,608)	—	(8,608)
	$61,542	$402,960	$464,502

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swaps contracts and futures contracts, respectively
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$409,029	$(698,109)	$(289,080)
Credit Contracts (b)	36,194	—	36,194
Foreign Exchange Contracts (b)	140,742	—	140,742
	$585,965	$(698,109)	$(112,144)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swaps contracts and futures contracts, respectively

(b) Change in net unrealized appreciation (depreciation) on swap contracts

C. Purchases and Sales of Securities

During the six months ended April 30, 2011, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $42,297,272 and $65,583,065, respectively. Purchases and sales of US Treasury securities aggregated $10,768,831 and $7,566,736, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

For the period from November 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.92%
Class B	1.67%
Class C	1.67%
Class S	.67%
Institutional Class	.67%

In addition, for the period from November 1, 2010 through April 30, 2011, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.75%
Class B	1.50%
Class C	1.50%
Class S	.50%
Institutional Class	.50%

This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the six months ended April 30, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $138,773, and the amount charged aggregated $165,063, which was equivalent to an annualized effective rate of 0.22% of the Fund's average daily net assets.

The Board of Trustees, including the Independent Trustees, approved the Fund's Investment Management Agreement in November 2010. The Fund's Investment Management Agreement is identical to the Predecessor Fund's Investment Management Agreement and, as a result, in approving the Fund's Investment Management Agreement, the Board relied on its considerations for approving the renewal of the Predecessor Fund's Investment Management Agreement in September 2010. A discussion regarding the basis for the Board's approval of the Predecessor Fund's Investment Management Agreement is contained in the annual report for the period ended October 31, 2010.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2011, the Administration Fee was $75,959, of which $11,886 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$39,571	$39,571
Class B	1,982	1,982
Class C	8,074	8,074
Class S	1,704	1,704
Institutional Class	1,267	1,267
	$52,598	$52,598

In addition, the Advisor reimbursed $3,744 and $4,578 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2011
Class B	$10,270	$2,611
Class C	95,864	17,636
	$106,134	$20,247

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2011	Annualized Effective Rate
Class A	$123,275	$38,458	$48,478	.17%
Class B	3,423	1,143	1,547	.17%
Class C	31,955	7,286	14,375	.19%
	$158,653	$46,887	$64,400

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2011.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2011, the CDSC for the Class B and C shares aggregated $4,461 and $2,429, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2011, DIDI received $5,645.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,573, of which $3,776 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Fund Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2011		Year Ended October 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	896,012	$8,276,104	2,444,674	$22,633,488
Class B	5,908	54,514	100,099	927,117
Class C	351,999	3,249,199	1,085,351	10,035,823
Class S	867,947	8,031,501	1,227,446	11,374,348
Institutional Class	665,220	6,152,110	1,641,957	15,222,540
		$25,763,428		$60,193,316
Shares issued to shareholders in reinvestment of distributions
Class A	168,954	$1,559,206	380,432	$3,521,318
Class B	3,356	31,008	8,254	76,418
Class C	26,466	244,055	54,463	503,747
Class S	13,923	128,624	21,545	199,739
Institutional Class	15,010	138,699	24,825	230,203
		$2,101,592		$4,531,425
Shares redeemed
Class A	(2,007,449)	$(18,533,090)	(4,307,874)	$(39,887,401)
Class B	(60,266)	(557,179)	(248,506)	(2,303,371)
Class C	(618,608)	(5,707,763)	(1,000,222)	(9,257,209)
Class S	(636,384)	(5,881,370)	(637,251)	(5,907,954)
Institutional Class	(927,289)	(8,566,143)	(1,049,868)	(9,743,363)
		$(39,245,545)		$(67,099,298)
Net increase (decrease)
Class A	(942,483)	$(8,697,780)	(1,482,768)	$(13,732,595)
Class B	(51,002)	(471,657)	(140,153)	(1,299,836)
Class C	(240,143)	(2,214,509)	139,592	1,282,361
Class S	245,486	2,278,755	611,740	5,666,133
Institutional Class	(247,059)	(2,275,334)	616,914	5,709,380
		$(11,380,525)		$(2,374,557)

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDUAX	SDUBX	SDUCX	SDUSX	MGSFX
CUSIP Number	23339E 822	23339E 814	23339E 798	23339E 780	23339E 772
Fund Number	434	634	734	2334	557

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2010

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Ultra-Short Duration Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 28, 2011